TREASURY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-02729
SERIES NO.:                 2

72DD.                       1 Total income dividends for which record date passed during the period.
                              (000's Omitted)
                              Institutional Class                                               $    29,159
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Private Investment Class                                          $       267
                              Personal Investment Class                                         $        62
                              Cash Management Class                                             $       406
                              Reserve Class                                                     $        80
                              Resource Class                                                    $       347
                              Corporate Class                                                   $     1,220

73A.                          Payments per share outstanding during the entire current period: (form
                              nnn.nnnn)
                            1 Dividends from net investment income
                              Institutional Class                                               $    0.0015
                            2 Dividends for a second class of open-end company shares (form
                              nnn.nnnn)
                              Private Investment Class                                          $    0.0005
                              Personal Investment Class                                         $    0.0005
                              Cash Management Class                                             $    0.0011
                              Reserve Class                                                     $    0.0005
                              Resource Class                                                    $    0.0008
                              Corporate Class                                                   $    0.0013

74U.                        1 Number of shares outstanding (000's Omitted)
                              Institutional Class                                                17,307,443
                            2 Number of shares outstanding of a second class of open-end company shares
                              (000's Omitted)
                              Private Investment Class                                              542,086
                              Personal Investment Class                                             150,997
                              Cash Management Class                                                 377,066
                              Reserve Class                                                         156,606
                              Resource Class                                                        457,568
                              Corporate Class                                                       918,042

74V.                        1 Net asset value per share (to nearest cent)
                              Institutional Class                                               $      1.00
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Private Investment Class                                          $      1.00
                              Personal Investment Class                                         $      1.00
                              Cash Management Class                                             $      1.00
                              Reserve Class                                                     $      1.00
                              Resource Class                                                    $      1.00
                              Corporate Class                                                   $      1.00

TREASURY OBLIGATIONS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-02729
SERIES NO.:                 7

72DD.                       1 Total income dividends for which record date passed during the period.
                              (000's Omitted)
                              Institutional Class                                               $    1,183
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Private Investment Class                                          $        2
                              Personal Investment Class                                         $        1
                              Cash Management Class                                             $        2
                              Reserve Class                                                     $       37
                              Resource Class                                                    $       --
                              Corporate Class                                                   $       --

73A.                          Payments per share outstanding during the entire current period: (form
                              nnn.nnnn)
                            1 Dividends from net investment income
                              Institutional Class                                               $   0.0011
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Private Investment Class                                          $   0.0006
                              Personal Investment Class                                         $   0.0005
                              Cash Management Class                                             $   0.0008
                              Reserve Class                                                     $   0.0005
                              Resource Class                                                    $   0.0007
                              Corporate Class                                                   $   0.0010

74U.                        1 Number of shares outstanding (000's Omitted)
                              Institutional Class                                                1,286,755
                            2 Number of shares outstanding of a second class of open-end company shares
                              (000's Omitted)
                              Private Investment Class                                               1,249
                              Personal Investment Class                                                 45
                              Cash Management Class                                                  1,617
                              Reserve Class                                                         77,365
                              Resource Class                                                           194
                              Corporate Class                                                           10

74V.                        1 Net asset value per share (to nearest cent)
                              Institutional Class                                               $     1.00
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Private Investment Class                                          $     1.00
                              Personal Investment Class                                         $     1.00
                              Cash Management Class                                             $     1.00
                              Reserve Class                                                     $     1.00
                              Resource Class                                                    $     1.00
                              Corporate Class                                                   $     1.00

GOVERNMENT & AGENCY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-02729
SERIES NO.:                 8

72DD.                       1 Total income dividends for which record date passed during the period.
                              (000's Omitted)
                              Institutional Class                                               $    37,855
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Private Investment Class                                          $       346
                              Personal Investment Class                                         $        11
                              Cash Management Class                                             $       201
                              Reserve Class                                                     $       282
                              Resource Class                                                    $       375
                              Corporate Class                                                   $       659

73A.                          Payments per share outstanding during the entire current period: (form
                              nnn.nnnn)
                            1 Dividends from net investment income
                              Institutional Class                                               $    0.0018
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Private Investment Class                                          $    0.0007
                              Personal Investment Class                                         $    0.0007
                              Cash Management Class                                             $    0.0014
                              Reserve Class                                                     $    0.0007
                              Resource Class                                                    $    0.0010
                              Corporate Class                                                   $    0.0017

74U.                        1 Number of shares outstanding (000's Omitted)
                              Institutional Class                                                22,166,895
                            2 Number of shares outstanding of a second class of open-end company shares
                              (000's Omitted)
                              Private Investment Class                                              436,116
                              Personal Investment Class                                              17,086
                              Cash Management Class                                                 140,697
                              Reserve Class                                                         393,475
                              Resource Class                                                        367,925
                              Corporate Class                                                       319,681

74V.                        1 Net asset value per share (to nearest cent)
                              Institutional Class                                               $      1.00
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Private Investment Class                                          $      1.00
                              Personal Investment Class                                         $      1.00
                              Cash Management Class                                             $      1.00
                              Reserve Class                                                     $      1.00
                              Resource Class                                                    $      1.00
                              Corporate Class                                                   $      1.00

LIQUID ASSETS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-02729
SERIES NO.:                16

72DD.                       1 Total income dividends for which record date passed during the period.
                              (000's Omitted)
                              Institutional Class                                               $  3,288
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Private Investment Class                                          $     55
                              Personal Investment Class                                         $      1
                              Cash Management Class                                             $    102
                              Reserve Class                                                     $      5
                              Resource Class                                                    $      3
                              Corporate Class                                                   $     98

73A.                          Payments per share outstanding during the entire current period: (form
                              nnn.nnnn)
                            1 Dividends from net investment income
                              Institutional Class                                               $ 0.0028
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Private Investment Class                                          $ 0.0013
                              Personal Investment Class                                         $ 0.0007
                              Cash Management Class                                             $ 0.0024
                              Reserve Class                                                     $ 0.0006
                              Resource Class                                                    $ 0.0018
                              Corporate Class                                                   $ 0.0026

74U.                        1 Number of shares outstanding (000's Omitted)
                              Institutional Class                                                291,438
                            2 Number of shares outstanding of a second class of open-end company shares
                              (000's Omitted)
                              Private Investment Class                                            10,802
                              Personal Investment Class                                              305
                              Cash Management Class                                                6,801
                              Reserve Class                                                        1,100
                              Resource Class                                                       1,341
                              Corporate Class                                                      9,259

74V.                        1 Net asset value per share (to nearest cent)
                              Institutional Class                                               $ 1.0003
                            2 Net asset value per share of a second class of open-end company shares
                              (to nearest cent)
                              Private Investment Class                                          $ 1.0003
                              Personal Investment Class                                         $ 1.0003
                              Cash Management Class                                             $ 1.0003
                              Reserve Class                                                     $ 1.0003
                              Resource Class                                                    $ 1.0003
                              Corporate Class                                                   $ 1.0003

STIC PRIME PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-02729
SERIES NO.:                17

72DD.                       1 Total income dividends for which record date passed during the period.
                              (000's Omitted)
                              Institutional Class                                               $  1,338
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Private Investment Class                                          $     12
                              Personal Investment Class                                         $     25
                              Cash Management Class                                             $     55
                              Reserve Class                                                     $      4
                              Resource Class                                                    $      6
                              Corporate Class                                                   $     --

73A.                          Payments per share outstanding during the entire current period: (form
                              nnn.nnnn)
                            1 Dividends from net investment income
                              Institutional Class                                               $ 0.0024
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Private Investment Class                                          $ 0.0012
                              Personal Investment Class                                         $ 0.0010
                              Cash Management Class                                             $ 0.0020
                              Reserve Class                                                     $ 0.0010
                              Resource Class                                                    $ 0.0016
                              Corporate Class                                                   $ 0.0022

74U.                        1 Number of shares outstanding (000's Omitted)
                              Institutional Class                                                321,005
                            2 Number of shares outstanding of a second class of open-end company shares
                              (000's Omitted)
                              Private Investment Class                                             2,158
                              Personal Investment Class                                              622
                              Cash Management Class                                                  835
                              Reserve Class                                                          506
                              Resource Class                                                         183
                              Corporate Class                                                         20

74V.                        1 Net asset value per share (to nearest cent)
                              Institutional Class                                               $ 1.0000
                            2 Net asset value per share of a second class of open-end company shares
                              (to nearest cent)
                              Private Investment Class                                          $ 1.0000
                              Personal Investment Class                                         $ 1.0000
                              Cash Management Class                                             $ 1.0000
                              Reserve Class                                                     $ 1.0000
                              Resource Class                                                    $ 1.0000
                              Corporate Class                                                   $ 1.0000

TAX-FREE CASH RESERVE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-02729
SERIES NO.:                18

72DD.                       1 Total income dividends for which record date passed during the period.
                              (000's Omitted)
                              Institutional Class                                               $   316
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Private Investment Class                                          $    34
                              Personal Investment Class                                         $     3
                              Cash Management Class                                             $    75
                              Reserve Class                                                     $    36
                              Resource Class                                                    $     4
                              Corporate Class                                                   $    --

73A.                          Payments per share outstanding during the entire current period: (form
                              nnn.nnnn)
                            1 Dividends from net investment income
                              Institutional Class                                               $0.0025
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Private Investment Class                                          $0.0017
                              Personal Investment Class                                         $0.0016
                              Cash Management Class                                             $0.0021
                              Reserve Class                                                     $0.0016
                              Resource Class                                                    $0.0018
                              Corporate Class                                                   $0.0023

74U.                        1 Number of shares outstanding (000's Omitted)
                              Institutional Class                                                96,011
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Private Investment Class                                           19,578
                              Personal Investment Class                                           2,003
                              Cash Management Class                                              35,690
                              Reserve Class                                                      21,509
                              Resource Class                                                      2,030
                              Corporate Class                                                        32

74V.                        1 Net asset value per share (to nearest cent)
                              Institutional Class                                               $  1.00
                            2 Net asset value per share of a second class of open-end company shares
                              (to nearest cent)
                              Private Investment Class                                          $  1.00
                              Personal Investment Class                                         $  1.00
                              Cash Management Class                                             $  1.00
                              Reserve Class                                                     $  1.00
                              Resource Class                                                    $  1.00
                              Corporate Class                                                   $  1.00